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                                                                       Exhibit 1



                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-48343) of Vlasic Foods International Inc. of our report dated June 18, 1999 appearing on page 2 of this Form 11-K.

/s/ PRICEWATERHOUSECOOPERS LLP

Philadelphia, PA
June 28, 1999